PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET	6 Months Ended
Jun. 30, 2026
Prepaid Expenses And Other Current Assets Net
PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

4. PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET

Prepayments and other current assets, net consisted of the following:

	As of
	December 31，2025	June 30，2026
		(Unaudited)
Loan to a third party (1)	$-	$3,309,881
Deductible input VAT	72,719	73,388
Prepaid expense	11,394	32,983
Advance to suppliers	3,020	35,253
Others	210	2,633
Total	$87,343	$3,454,138

(1)	The balance as of June 30, 2026 primarily represented a loan in the principal amount of US$3,309,881 that the Company lent to Suzhou Chaoyuhua Precision Technology Co., Ltd. (the “Borrower”), a third party, pursuant to a loan agreement dated February 25, 2026. The loan matures on July 31, 2026, on which date the principal and accrued interest are repayable in a lump sum. The loan is unsecured. As of the date of this report, the loan has not been collected..